Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Consumer Portfolio Services, Inc. (the “Company”)
Citigroup Global Markets Inc.
Capital One Securities, Inc.
(together, the “Specified Parties”)

Re: CPS Auto Receivables Trust 2026-C – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “bb.Pool_2026-C_052926_Indicative_Banker.xlsx” provided by the Company on June 4, 2026, containing information on 23,446 automobile retail installment sale contracts (“Receivables”) as of May 31, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by CPS Auto Receivables Trust 2026-C. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures table below.

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•	The term “Vehicle Make and Model Mapping” means a list mapping vehicle make and vehicle model descriptions in the Receivable File to Vehicle Make and Vehicle Model descriptions in the Data File, which we listed in email correspondence to the Company on June 26, 2026, and the Company confirmed they are in agreement with the mapping.

•	The term “Title Document” means one of the title documents we listed in email correspondence to the Company on June 26, 2026, which the Company confirmed are the acceptable forms of Title Document.

•	The term “Acceptable Company Names” means the names we listed in email correspondence to the Company on June 26, 2026, which the Company confirmed are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

•	The term “Insurance Document” means one of the insurance documents we listed in email correspondence to the Company on June 26, 2026, which the Company confirmed includes the acceptable forms of Insurance Document.

•	The term “Receivable File” means the following documents for each Sample Receivable (defined below): Installment Sale Contract (not applicable for direct loans), including any addendum thereto, Retail Installment Sale Contract Simple Interest Finance Charge letter, Federal Truth in Lending Disclosure Statement (within the Installment Sale Contract or, for a direct loan, a stand-alone document), Title Document, Insurance Document, Credit Application (not applicable for direct loans), and/or the following screens in the Company’s servicing system: Analysis 1 screen, Loan Application Update screen, and/or Credit Report Inquiry screen. We accessed the Receivable File documents in the Company’s servicing system via virtual desktop. We make no representation regarding the validity, enforceability, or authenticity of the information in the Receivable File.

•	The term “Provided Information” means the Instructions, Vehicle Make and Model Mapping, Acceptable Company Names, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Receivables from the Data File (the “Sample Receivables”) using a random sampling tool. A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we compared the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

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Attribute	Receivable File / Instructions

Obligor’s First Name and Last Name	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Credit Application, Title Document

Contract Date	Installment Sale Contract, Federal Truth in Lending Disclosure Statement

Original Term	Installment Sale Contract, Federal Truth in Lending Disclosure Statement

Original Amount Financed	Installment Sale Contract, Federal Truth in Lending Disclosure Statement

Scheduled Monthly Payment Amount	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Retail Installment Sale Contract Simple Interest Finance Charge letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Retail Installment Sale Contract Simple Interest Finance Charge letter

Vehicle Type (New or Used)

Installment Sale Contract, Federal Truth in Lending Disclosure Statement. Consider an entry of “C” in the Data File to be a Used vehicle.

For Sample Receivables with an entry of “Refi” in the “Source” field in the Data File, consider the information to be in agreement if the Vehicle Type is Used.

Consider a Vehicle Type of “DEMO” in the Installment Sale Contract to be a New vehicle.

Vehicle Make	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Vehicle Make and Model Mapping

Vehicle Model	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Vehicle Make and Model Mapping, Insurance Document

We found such information to be in agreement without exception.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

1.	Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

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2.	Proof of Insurance. The Company instructed us to consider an Insurance Document to be acceptable proof of insurance. The Company further instructed us that no insurance document was required for Sample Receivables with the characteristics listed below because its underwriting policy does not require proof of insurance for these receivable types:

(i)	Stip Tier 1 (Type “ST01” on the Analysis 1 screen in the Company’s servicing system)

(ii)	Stip Tier 2 (Type “ST02” on the Analysis 1 screen in the Company’s servicing system) or Stip Tier 3 (Type “ST03” on the Analysis 1 screen in the Company’s servicing system) for which:

a.	the Loan Application Update screen in the Company’s servicing system indicates that the signed contract was received prior to April 1, 2024, or

b.	the Credit Report Inquiry screen in the Company’s servicing system indicates the customer had an open automobile or mortgage loan and the Program in the Data File was “Pref.”

As such, the absence of an insurance document for Sample Receivables with these receivable types should not be considered an exception.

3.	Signed Credit Application (not applicable to direct loans). We make no representation regarding the authenticity of the obligor’s signature(s).

We found such information to be present.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

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The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
July 3, 2026

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The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	2026C001	51	2026C051	101	2026C101
2	2026C002	52	2026C052	102	2026C102
3	2026C003	53	2026C053	103	2026C103
4	2026C004	54	2026C054	104	2026C104
5	2026C005	55	2026C055	105	2026C105
6	2026C006	56	2026C056	106	2026C106
7	2026C007	57	2026C057	107	2026C107
8	2026C008	58	2026C058	108	2026C108
9	2026C009	59	2026C059	109	2026C109
10	2026C010	60	2026C060	110	2026C110
11	2026C011	61	2026C061	111	2026C111
12	2026C012	62	2026C062	112	2026C112
13	2026C013	63	2026C063	113	2026C113
14	2026C014	64	2026C064	114	2026C114
15	2026C015	65	2026C065	115	2026C115
16	2026C016	66	2026C066	116	2026C116
17	2026C017	67	2026C067	117	2026C117
18	2026C018	68	2026C068	118	2026C118
19	2026C019	69	2026C069	119	2026C119
20	2026C020	70	2026C070	120	2026C120
21	2026C021	71	2026C071	121	2026C121
22	2026C022	72	2026C072	122	2026C122
23	2026C023	73	2026C073	123	2026C123
24	2026C024	74	2026C074	124	2026C124
25	2026C025	75	2026C075	125	2026C125
26	2026C026	76	2026C076	126	2026C126
27	2026C027	77	2026C077	127	2026C127
28	2026C028	78	2026C078	128	2026C128
29	2026C029	79	2026C079	129	2026C129
30	2026C030	80	2026C080	130	2026C130
31	2026C031	81	2026C081	131	2026C131
32	2026C032	82	2026C082	132	2026C132
33	2026C033	83	2026C083	133	2026C133
34	2026C034	84	2026C084	134	2026C134
35	2026C035	85	2026C085	135	2026C135
36	2026C036	86	2026C086	136	2026C136
37	2026C037	87	2026C087	137	2026C137
38	2026C038	88	2026C088	138	2026C138
39	2026C039	89	2026C089	139	2026C139
40	2026C040	90	2026C090	140	2026C140
41	2026C041	91	2026C091	141	2026C141
42	2026C042	92	2026C092	142	2026C142
43	2026C043	93	2026C093	143	2026C143
44	2026C044	94	2026C094	144	2026C144
45	2026C045	95	2026C095	145	2026C145
46	2026C046	96	2026C096	146	2026C146
47	2026C047	97	2026C097	147	2026C147
48	2026C048	98	2026C098	148	2026C148
49	2026C049	99	2026C099	149	2026C149
50	2026C050	100	2026C100	150	2026C150

1 The Company has assigned a unique eight-digit account number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s account numbers.

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